EXHIBIT 10.7

SIXTH MODIFICATION TO REVOLVING CREDIT

AND TERM LOAN AGREEMENT

This SIXTH MODIFICATION TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Agreement”) made as of the 8th day of January, 2003, by and among INTEGRATED CIRCUIT SYSTEMS, INC., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its chief executive office at 2435 Boulevard of the Generals, Norristown, Pennsylvania 19403, ICST, INC., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its chief executive office at 2435 Boulevard of the Generals, Norristown, Pennsylvania 19403; ICS TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware, with its chief executive office at 2435 Boulevard of the Generals, Norristown, Pennsylvania 19403; INTEGRATED CIRCUIT SYSTEMS PTE LTD (“PTE”), a corporation organized and existing under the laws of the Republic of Singapore, with its chief executive office at 1 Kallang Sector, #07-04/06, Kolam Ayer Industrial Park, Singapore 349276; MICRO NETWORKS CORPORATION (“Micro”), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office at 2435 Boulevard of the Generals, Norristown, Pennsylvania 19403; WACHOVIA BANK, NATIONAL ASSOCIATION, with an office at 123 South Broad Street, Philadelphia, Pennsylvania, Pennsylvania 19109; and FLEET NATIONAL BANK, with an office at 7111 Valley Green Road, Fort Washington, Pennsylvania 19034.

RECITALS

WHEREAS, on December 31, 2001, the parties hereto (other than Micro) executed a Revolving Credit and Term Loan Agreement (including any modifications or amendments thereto, the “Loan Agreement”).

WHEREAS, all parties hereto executed the following instruments modifying the terms of the Loan Agreement: a Modification to Revolving Credit and Term Loan Agreement dated January 9, 2002, a Second Modification to Revolving Credit and Term Loan Agreement dated as of February 28, 2002, a Third Modification To Revolving Loan Agreement dated as of June 14, 2002, a Fourth Modification to Revolving Credit and Term Loan Agreement dated as of September 29, 2002, and a Fifth Modification to Revolving Credit and Term Loan Agreement dated as of October 22, 2002.

WHEREAS, the terms of the Loan Agreement are incorporated herein and made a part hereof as if fully set forth. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

WHEREAS, the Borrower has requested that the Banks agree to an additional modification of the Loan Agreement.

NOW THEREFORE, with the above Recitals incorporated herein by reference thereto, the parties hereto, intending to be legally bound hereby, agree as follows:

1. ACKNOWLEDGMENT OF BALANCE. Each Borrower acknowledges that as of December 31, 2002, the outstanding principal balance of the Loans was $26,000,000.00.

2. MODIFICATION.

Section 6.08 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.08. Investments. Make, or permit any Subsidiary to make, any loan or Loan to any Person, or purchase or otherwise acquire, or permit any

Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, except: (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least “A-1” by Standard & Poor’s Corporation or “P-1” by Moody’s Investors Services, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000); (4) any Swap Agreements with the Banks or any of their affiliates; and (5) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower and any Subsidiary. Notwithstanding anything in this Section 6.08 to the contrary, PTE may purchase or otherwise acquire, under agreement dated as of December 15, 2002 or later, up to $5,000,000.50 of preferred stock of a corporation organized and existing under the laws of British Virgin Islands; provided that (i) at the time of such purchase or acquisition no Default or Event of Default has occurred and (ii) such purchase or acquisition will not otherwise cause a Default or Event of Default to occur.”

3. ACKNOWLEDGMENTS AND REPRESENTATIONS. The Borrower acknowledges and represents that: (i) except as specifically modified hereby, all terms, covenants, conditions and other provisions (including, but not limited to warrants of attorney for confession of judgment against any Borrower) of the Loan Agreement, all other Loan Documents and any Swap Agreements executed by all or any of them in connection with the Loan Documents are hereby ratified and reaffirmed and continue in full force and effect as of the date hereof as if restated herein in their entirety without any defense, counterclaim, right or claim of set-off; (ii) after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; (iii) all representations and warranties contained in the Loan Documents are true and correct as of this date; (iv) all necessary action to authorize the execution and delivery of this Agreement has been taken; and (v) this Agreement is a modification of an existing obligation and is not a novation and shall not be deemed to diminish, terminate, or satisfy all or any of the Obligations or any Collateral under the Loan Agreement, the Notes or any other Loan Document.

4. COLLATERAL. The Borrower acknowledges and confirms that (i) there have been no changes in the ownership of any Collateral since the Collateral was originally pledged; (ii) the Banks possess an existing, valid first priority security interest and lien in the Collateral; and (iii) such security interest and lien shall secure Borrower’s Obligations to Banks, including any modification of the Notes or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

5. MISCELLANEOUS. This Agreement shall be governed by and construed and enforced as if drafted equally by all parties hereto in accordance with the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of law provisions thereof). This Agreement, the other Loan Documents and any Swap Agreements executed by and between any Borrower and any Bank constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No modification, amendment, termination, or waiver of any provision of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing, signed by or on behalf of the party against whom enforcement is sought, and otherwise in compliance with Section 9.01 of the Loan Agreement. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other

Loan Documents or any Swap Agreements. This Agreement and the other Loan Documents executed by and between any Borrower and any Bank are intended to be consistent. However, in the event of any inconsistencies among this Loan Agreement, as modified hereby, and any of the Loan Documents, the terms of the Loan Agreement shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

6. EXPENSES. Borrower shall deliver to the Agent on before January 31, 2003, payment of all unreimbursed Expenses incurred by the Banks between October 22, 2002, and January 7, 2003 hereof in the amount of $4,255.00.

7. PLACE OF EXECUTION AND DELIVERY. Each Borrower hereby certifies that this Agreement and the other Loan Documents were executed in the Commonwealth of Pennsylvania and delivered to the Agent and the Banks in the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the undersigned shall be deemed to have signed and sealed this Agreement as of the day and year first above written.

BORROWER

INTEGRATED CIRCUIT SYSTEMS, INC.		INTEGRATED CIRCUIT SYSTEMS PTE LTD

By:	/s/ JUSTINE LIEN	By:	/s/ HOCK E. TAN

	Justine Lien, Chief Financial Officer		Tan Hock Eang, Director

Attest:	/s/ JUSTINE LIEN	Attest:	/s/ JUSTINE LIEN

	Justine Lien, Secretary		Justine Lien, Chief Financial Officer

[SEAL]		[SEAL]

ICST, INC.		ICS TECHNOLOGIES, INC.

By:	/s/ JUSTINE LIEN	By:	/s/ JUSTINE LIEN

	Justine Lien, Chief Financial Officer		Justine Lien, Chief Financial Officer

Attest:	/s/ JUSTINE LIEN	Attest:	/s/ JUSTINE LIEN

	Justine Lien, Secretary		Justine Lien, Secretary

[SEAL]		[SEAL]

MICRO NETWORKS CORPORATION

By:	/s/ JUSTINE LIEN

Justine Lien, Vice President

Attest:	/s/ JUSTINE LIEN

Justine Lien, Secretary

[SEAL]

[Signatures continued on next page.]

WACHOVIA BANK, NATIONAL ASSOCIATION

By: (SEAL)

[Remainder of page intentionally left blank. Signatures continued on next page.]

FLEET NATIONAL BANK

By: (SEAL)